Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

THE STEAK N SHAKE COMPANY, an Indiana corporation (the "Company") and FIFTH THIRD BANK (CENTRAL INDIANA), a Michigan banking corporation, formerly known as Fifth Third Bank, Indiana (Central) (the "Bank"), being parties to that certain Credit Agreement dated as of November 16, 2001, as previously amended (collectively, the "Agreement") agree to further amend the Agreement by this Fifth Amendment to Credit Agreement (this "Amendment") as follows.

1.    DEFINITIONS. All defined terms used herein not otherwise defined in this Amendment shall have their respective meanings set forth in the Agreement.

(a)	Amended Definitions. The following definitions appearing under Section 1 of the Agreement are hereby amended and restated in their respective entireties as follows:

•
"Interest Period" means each consecutive seven (7), thirty (30), sixty (60), ninety (90), or one hundred twenty (120) day period for which the Company shall have selected the LIBOR-based Rate, effective as of the first day of each Interest Period and ending on the last day of each Interest Period; provided, that if any Interest Period is selected to end on a date for which there is no numerical equivalent to the date on which the Interest Period commenced, then the Interest Period shall end instead on the last day of such calendar month.

•	"Revolving Loan Maturity Date" means January 30, 2008.

(b)	New Definition. The following new definition is hereby added to Section 1 of the Agreement as follows:

•
"Fifth Amendment" means that certain agreement entitled "Fifth Amendment to Credit Agreement" entered into by and between the Company and the Bank dated as of January 30, 2005, for the purpose of amending this Agreement.

2.    THE LOAN. Section 2(a)(i) and the first sentence of Section 2(a)(ii) of the Agreement are hereby amended and restated in their respective entireties as follows:

(i)
The Commitment -- Use of Proceeds. From this date and until the Revolving Loan Maturity Date, the Bank agrees to make Advances (collectively, the "Revolving Loan") under a revolving line of credit from time to time to the Company of amounts not exceeding in the aggregate at any time outstanding Fifty Million and No/100 Dollars ($50,000,000.00) (the "Commitment"). Proceeds of the Revolving Loan may be used by the Company only to fund general corporate purposes.

(ii)	Method of Borrowing. The obligation of the Company to repay the Revolving Loan shall be evidenced by a Promissory Note of the Company in the form of Exhibit "A" attached hereto (the "Revolving Note").

3.    FINANCIAL COVENANTS. Section 5(g)(ii) of the Agreement pertaining to the maintenance of a minimum debt service coverage ratio is hereby deleted, and Section 5(g)(i) is hereby amended and restated in its entirety as follows:

(i)
Maximum Ratio of Funded Debt to EBITDA. For each period of four (4) consecutive fiscal quarters commencing with the period of four (4) consecutive fiscal quarters ending on December 28, 2004, maintain a ratio of Funded Debt to EBITDA of not more than 4.00 to 1.00.

4.    REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Amendment, the Company affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that (i) they shall be deemed to also refer to this Amendment as well as all documents named herein and, (ii) Section 3(d) of the Agreement shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company delivered to the Bank.

5.    EVENTS OF DEFAULT. The Company certifies to the Bank that no Event of Default or Unmatured Event of Default under the
                Agreement, as amended by this Amendment, has occurred and is continuing as of the date of this Amendment.

6.    CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment, the Bank shall have received the following contemporaneously with execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

(i)	This Amendment duly executed by the Company.

(ii)	The Revolving Note in the form of Exhibit "A" attached hereto duly executed by the Company.

(iii)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "B" duly executed by Steak n Shake Operations, Inc.

(iv)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "C" duly executed by Steak n Shake, L.P.

(v)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "D" duly executed by SnS Investment Company.

(vi)
Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Amendment and all other Loan Documents provided for in this Amendment to which the Company is a party certified by the Secretary of the Board of Directors of the Company as being in full force and effect and duly adopted as of the date hereof.

(vii)
The Certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to execute this Amendment and all other Loan Documents provided for in this Amendment to which the Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(viii)
Resolutions of the Board of Directors of Steak n Shake Operations, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Operations, Inc. is a party certified by the Secretary of the Board of Directors of Steak n Shake Operations, Inc. as being in full force and effect and duly adopted as of the date hereof.

(ix)
The Certificate of the Secretary of the Board of Directors of Steak n Shake Operations, Inc. certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Operations, Inc. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(x)
Resolutions of the Board of Directors of Steak n Shake, L.P., an Indiana limited partnership, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake, L.P. is a party certified by the Secretary of the Board of Directors of Steak n Shake, L.P. as being in full force and effect and duly adopted as of the date hereof.

(xi)
The Certificate of the Secretary of the Board of Directors of Steak n Shake, L.P. certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake, L.P. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(xii)
Resolutions of the Board of Directors of SnS Investment Company, an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which SnS Investment Company is a party certified by the Secretary of the Board of Directors of SnS Investment Company as being in full force and effect and duly adopted as of the date hereof.

(xiii)
The Certificate of the Secretary of the Board of Directors of SnS Investment Company certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which SnS Investment Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

7.    PRIOR AGREEMENTS. The Agreement, as amended by this Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of this Amendment, including, without limitation, any oral or written proposals which may have been made or issued by the Bank.

8.    EFFECT OF AMENDMENT. The provisions contained herein shall serve to supplement and amend the provisions of the Agreement.
                To the extent that the terms of this Amendment conflict with the terms of the Agreement, the provisions of this Amendment shall control in all respects.

9.    REAFFIRMATION. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect as originally written and as previously amended.

10.    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall be one and the same agreement.

IN WITNESS WHEREOF, the Company and the Bank by their respective duly authorized officers have executed and delivered in Indiana this Fifth Amendment Credit Agreement as of January 30, 2005.

THE STEAK N SHAKE COMPANY, an Indiana corporation

                                 By:

                                /s/  Jeffrey A. Blade
                                        Jeffrey A. Blade,
                                           Senior Vice President and Chief Financial Officer

FIFTH THIRD BANK (CENTRAL INDIANA), a Michigan banking corporation

By:	/s/ Andrew M. Cardimen Andrew M. Cardimen, Vice President and Senior Relationship Manager

SCHEDULE OF EXHIBITS

Exhibit "A"	-	Promissory Note (Revolving Loan)($50,000,000.00) (The Steak n Shake Company)*

Exhibit "B"	-	Reaffirmation of Guaranty Agreement (Steak n Shake Operations, Inc.)*

Exhibit "C"	-	Reaffirmation of Guaranty Agreement (Steak n Shake, L.P.)*

Exhibit "D"	-	Reaffirmation of Guaranty Agreement (SnS Investment Company)*

* Exhibits were omitted from filing.